Taxes	12 Months Ended
Dec. 31, 2024
Taxes [Abstract]
Taxes

Note 15 — Taxes

Income tax

Cayman Islands

X3 was incorporated in the Cayman Islands and is not subject to tax on income or capital gains under the laws of Cayman Islands. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

Singapore

Under Singapore tax laws, subsidiaries in Singapore are subject to statutory income tax rate at 17.0% if revenue is generated in Singapore and there are no withholding taxes in Singapore on remittance of dividends.

Hong Kong

Powerbridge HK is established in Hong Kong. Under the Hong Kong tax laws, Powerbridge HK is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

PRC

Powerbridge Zhuhai is governed by the Enterprise Income Tax (“EIT”) laws of PRC. Under EIT laws of PRC, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis. EIT grants preferential tax treatment to certain High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. Powerbridge Zhuhai, the Group’s operating subsidiary in PRC, has been approved as HNTEs in 2014 and successfully renewed it in 2023, which reduced its statutory income tax rate to 15%. The rest of the Group’s subsidiaries in PRC are subject to an income tax rate of 25%.

The impact of the preferred tax treatment noted above decreased income taxes by $286,342, $477,154 and $662,675 for the fiscal years 2024, 2023 and 2022, respectively. The benefit of the preferred tax treatment on net loss per share (basic and diluted) was $0.1, $2.4 and $139.2 for the years ended December 31, 2024, 2023 and 2022, respectively.

Significant components of the provision for income taxes are as follows:

	For the years ended December 31,
	2024	2023	2022

Current	$(411)	$9,354	$(563,650)
Deferred	(122,343)	(66,695)	(435,741)
Income tax benefit	$(122,754)	$(57,341)	$(999,391)

The following table reconciles China statutory rates to the Group’s effective tax rate:

	For the years ended December 31,
	2024	2023	2022

PRC statutory rates	25.0%	25.0%	25.0%
Preferential tax rates	(0.4)%	(0.4)%	(2.9)%
R&D credits	0.3%	0.2%	1.5%
Change in valuation allowance and others	(24.8)%	(24.8)%	(19.2)%
Effective tax rate	0.1%	0.0%	4.4%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of the deferred tax assets are as follows:

	As of December 31,
	2024	2023
Deferred tax assets:
Provision for credit losses	$1,483,285	$1,268,962
Depreciation and amortization	207,204	185,676
Net operating loss carryforward	2,751,701	2,496,584
Valuation allowance	(3,464,740)	(2,932,049)
Deferred tax assets, net	$977,450	$1,019,173

As of December 31, 2024, the Group has approximately $15.4 million net operating loss (“NOL”) carryforwards with expirations by 2029. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the cumulative earnings and projected future taxable income in making this assessment. Recovery of substantially all of the group’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are recoverable, management provided $3,464,740 and $2,932,049 valuation allowance against the deferred tax assets that the Group does not expect to realize at December 31, 2024 and 2023, respectively.

Value added tax

Enterprises who sell goods in the PRC are subject to a value added tax in accordance with PRC laws. VAT standard rates are 3% to 13% of the gross sales price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Group’s finished products can be used to offset the VAT due on sales of the finished products and services. Powerbridge Zhuhai obtained a VAT preferential status for its technology development business, accordingly, the certain Group’s technology development business is exempted from VAT.

Tax payable

Taxes payable consists of the following:

	As of December 31,
	2024	2023

Income taxes payable	$5,591	$5,889
VAT and other tax payable	239,179	174,553
Taxes payable	$244,770	$180,442

Uncertain tax positions

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2024 and 2023, the Group did not have any significant unrecognized uncertain tax positions. The Group did not incur any interest and penalties related to potential underpaid income tax expenses for the years ended December 31, 2024, 2023 and 2022. The Group also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from December 31, 2024.